Exhibit 10.44

BIOSIG TECHNOLOGIES, INC.
12424 Wilshire Blvd, Suite 745
Los Angeles, CA 90025

July 30, 2014

Investors listed on signature page hereto

Re: Amendment Agreement

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of February 6, 2013 (the “Securities Purchase Agreement”), by and among BioSig Technologies, Inc., a Delaware corporation (the “Company”), and certain purchasers identified on the signature pages thereto, including the investors listed on the signature page hereto (the “Investors”), as amended to date, and that certain Amended and Restated Certificate of Incorporation of the Company, dated February 6, 2013 (the “Charter”), as amended to date.  All capitalized terms in this letter (the “Letter Agreement”) shall have the meanings assigned to them under the Securities Purchase Agreement, unless otherwise defined herein.

The Company is contemplating entering into a transaction pursuant to the terms set forth in form of Securities Purchase Agreement, form of Subscription and form of Warrant attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively (the “New Financing Transaction”).  Amendments may be made to each of the Securities Purchase Agreement and the Charter by written instrument signed by the Company and the Purchasers holding at least 67% in interest of the Securities outstanding, which Purchasers must include Alpha Capital Anstalt. By signature and countersignature below, the Company and the Investors agree to the following:

1)
The definition of “Exempt Issuance” in the Securities Purchase Agreement shall be amended to add the following at the end of the definition: “and (e) shares of common stock and warrants issued pursuant to the terms set forth in the form of Securities Purchase Agreement, form of Subscription and form of Warrant attached to the letter agreement among the Company and certain Purchasers, dated as of July 30, 2014, as Exhibit A, Exhibit B and Exhibit C thereto, respectively (the “July 2014 Financing”).”  In addition to the foregoing, any other provision of the Securities Purchase Agreement that would prohibit the New Financing Transaction is deemed amended to permit the New Financing Transaction.

2)
Section 4.13(b) of the Securities Purchase Agreement is amended by adding the following as the final sentence thereof: “For the avoidance of doubt, the July 2014 Financing shall not be deemed to be, and is not, a “Variable Rate Transaction” as defined in this Section 4.13(b).”

3)
Each of the undersigned has given its consent to the receipt of this Letter Agreement and acknowledges that the Company’s delivery of this Letter Agreement to the undersigned shall not be deemed to be a violation of Section 4.8 of the Securities Purchase Agreement.

4)	The Charter shall be amended as set forth on Exhibit D.

Except as modified pursuant hereto, no other changes or modifications to either the Securities Purchase Agreement or the Charter are intended or implied and in all other respects the Securities Purchase Agreement and the Charter are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Letter Agreement and the Securities Purchase Agreement, the terms of this Letter Agreement shall control. The Securities Purchase Agreement and this Letter Agreement shall be read and construed as one agreement.

Please return an executed, counter-signed copy of this Letter Agreement to Laidlaw & Company (UK) Ltd., either (i) by facsimile transmission by fax at (212) 297-0670 or (ii) by e-mail to your Laidlaw representative by 11:59 p.m. New York time, on August 15, 2014.

[Signature Page Follows]

[Signature Page to Letter Agreement]

Very truly yours,
BioSig Technologies, Inc.

By: /s/ Gregory D. Cash
Name: Gregory D. Cash
Title: Chief Executive Officer

Acknowledged and Agreed:

Name of Investor:	Names of Investors (if held jointly, as tenants in common, or as community property):

By:______________________________	By: __________________________
Name:	Name:
Title:	Title:

By: __________________________
Name:
Title: